Filed pursuant to Rule 497(e)
                                                    Registration No. 33-40496


                        SUPPLEMENT DATED JANUARY 10, 1997
                     TO THE PROSPECTUS DATED AUGUST 1, 1996
                                       OF
                            IAI EMERGING GROWTH FUND
                 (a portfolio of IAI Investment Funds VI, Inc.)

     R.J. New and David Himebrook have responsibility for the management of IAI Emerging Growth Fund. Mr. New, an IAI Vice-President and equity portfolio manager, has been involved in the management of the Fund since February 1994. Prior to that time Mr. New had been employed as an analyst with Adams, Harkness and Hill since 1990. Mr. Himebrook, an IAI Vice-President and equity portfolio manager, has been involved in the management of the Fund since November 1994. Prior to that time Mr. Himebrook had been employed as an equity portfolio manager by Lutheran Brotherhood since 1987.